Exhibit 99.1
Investor Relations Contact
Mike Saviage
Adobe
408-536-4416
ir@adobe.com
Public Relations Contact
Colleen Rodriguez
Adobe
408-536-6803
corodrig@adobe.com

FOR IMMEDIATE RELEASE

Adobe Surpasses $11 Billion in Annual Revenue
Record Fourth Quarter Contributes to 24 Percent Year-Over-Year Annual Growth

SAN JOSE, Calif. - Dec. 12, 2019 - Adobe (Nasdaq:ADBE) today reported financial results for its fourth quarter and fiscal year 2019 ended Nov. 29, 2019.

In its fourth quarter of fiscal year 2019, Adobe achieved record quarterly revenue of $2.99 billion, which represents 21 percent year-over-year growth. In fiscal year 2019, Adobe achieved record annual revenue of $11.17 billion, which represents 24 percent year-over-year growth.

“Adobe’s phenomenal performance in Q4 capped a record fiscal 2019 with revenue exceeding $11 billion,” said Shantanu Narayen, president and CEO, Adobe. “Adobe’s vision, category leadership, continuous product innovation and large and loyal customer base position us well for 2020 and beyond.”

“Adobe delivered another year of strong revenue growth and expanding profitability resulting in record earnings,” said John Murphy, executive vice president and CFO, Adobe. “We are bullish about our opportunities and our ability to continue to deliver strong top- and bottom-line growth.”

Fourth Quarter Fiscal Year 2019 Financial Highlights

•
Adobe achieved record quarterly revenue of $2.99 billion in its fourth quarter of fiscal year 2019, which represents 21 percent year-over-year growth. Diluted earnings per share was $1.74 on a GAAP-basis, and $2.29 on a non-GAAP basis.

•
Digital Media segment revenue was $2.08 billion, which represents 22 percent year-over-year growth. Creative revenue grew to $1.74 billion and Document Cloud revenue was $339 million. Digital Media Annualized Recurring Revenue (“ARR”) grew to $8.40 billion exiting the quarter, a quarter-over-quarter increase of $539 million. Creative ARR grew to $7.31 billion, and Document Cloud ARR grew to $1.09 billion.

•	Digital Experience segment revenue was $859 million, representing 24 percent year-over-year growth.

•	GAAP operating income in the fourth quarter was $970 million, and non-GAAP operating income was $1.27 billion. GAAP net income was $852 million, and non-GAAP net income was $1.12 billion.

•	Cash flow from operations was a record $1.38 billion.

•	Remaining Performance Obligation was $9.82 billion, a quarter-over-quarter increase of $1.05 billion.

•	Adobe repurchased approximately 2.8 million shares during the quarter.

Fiscal Year 2019 Financial Highlights

•	Adobe achieved record annual revenue of $11.17 billion in fiscal year 2019, representing 24 percent year-over-year growth.

•	The company reported annual GAAP diluted earnings per share of $6.00 and non-GAAP diluted earnings per share of $7.87.

•
Digital Media segment revenue was $7.71 billion, with Creative and Document Cloud achieving record annual revenue of $6.48 billion and $1.22 billion, respectively. Digital Media ARR grew by $1.69 billion during the year.

•	Digital Experience segment revenue was $3.21 billion, representing 31 percent year-over-year growth, and subscription bookings grew by more than 20 percent during the year.

•	Operating income grew 15 percent and net income grew 14 percent year-over-year on a GAAP-basis; operating income grew 23 percent and net income grew 15 percent year-over-year on a non-GAAP basis.

•	Adobe generated a record $4.42 billion in operating cash flow during the year.

•	The company repurchased 9.9 million shares during the year, returning $2.7 billion of cash to stockholders.
A reconciliation between GAAP and non-GAAP results is provided at the end of this press release and on Adobe’s website.

Adobe Provides Fiscal Year and First Quarter 2020 Financial Targets

The following table summarizes Adobe’s fiscal year 2020 targets.

Adobe fiscal year 2020 revenue	~$13.15 billion
Digital Media segment revenue	~19 percent year-over-year growth
Digital Media annualized recurring revenue (ARR)	~$1.55 billion of net new ARR
Digital Experience segment revenue	~16 percent year-over-year growth
Digital Experience subscription revenue[1]	~18 percent year-over-year growth
Digital Experience subscription bookings[2]	>20 percent year-over-year growth
Tax rate	GAAP: ~11%	Non-GAAP: ~11%
Share count	~486 million shares
Earnings per share	GAAP: ~$7.40	Non-GAAP: ~$9.75
1 Includes revenue from SaaS, managed service, ratable term, usage based, and subscription service offerings for Digital Experience
2 Includes annualized subscription value of SaaS, managed service, term and subscription service offerings under contract for
Data & Insights, Content & Commerce and Customer Journey Management solutions

The following table summarizes Adobe’s first quarter fiscal year 2020 targets.

Adobe Q1 fiscal year 2020 revenue	~$3.04 billion
Digital Media segment revenue	~19 percent year-over-year growth
Digital Media annualized recurring revenue (ARR)	~$360 million of net new ARR
Digital Experience segment revenue	~15 percent year-over-year growth
Tax rate	GAAP: ~5%	Non-GAAP: ~11%
Share count	~489 million shares
Earnings per share	GAAP: ~$1.76	Non-GAAP: ~$2.23

A reconciliation between GAAP and non-GAAP targets is provided at the end of this press release.

Adobe to Webcast Earnings Conference Call
Adobe will webcast its fourth quarter and fiscal year 2019 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference. A reconciliation between GAAP and non-GAAP earnings results and financial targets is also provided on the website.

Forward-Looking Statements Disclosure
This press release contains forward-looking statements, including those related to business momentum, our market opportunity, market trends, customer success, revenue, operating margin, seasonality, annualized recurring revenue, non-operating other expense, tax rate on a

GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements, introduction of new technology, information security and privacy, potential interruptions or delays in hosted services provided by us or third parties, risks associated with cyber-attacks, complex sales cycles, risks related to the timing of revenue recognition from our subscription offerings, fluctuations in subscription renewal rates, failure to realize the anticipated benefits of past or future acquisitions, failure to effectively manage critical strategic third-party business relationships, changes in accounting principles and tax regulations, uncertainty in the financial markets and economic conditions in the countries where we operate, and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2018 ended Nov. 30, 2018, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2019.

The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our year ended Nov. 29, 2019, which Adobe expects to file in Jan. 2020. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About Adobe

Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2019 Adobe Inc. All rights reserved. Adobe and the Adobe logo are either registered trademarks or trademarks of Adobe Inc. (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In thousands, except per share data; unaudited)

	Three Months Ended		Year Ended
	November 29, 2019 (*)	November 30, 2018	November 29, 2019 (*)	November 30, 2018
Revenue:
Subscription	$2,686,829	$2,184,158	$9,994,463	$7,922,152
Product	167,097	150,425	647,788	622,153
Services and support	138,018	130,042	529,046	485,703
Total revenue	2,991,944	2,464,625	11,171,297	9,030,008

Cost of revenue:
Subscription	334,129	257,024	1,222,520	807,221
Product	9,029	10,899	39,625	46,009
Services and support	108,825	91,338	410,575	341,769
Total cost of revenue	451,983	359,261	1,672,720	1,194,999

Gross profit	2,539,961	2,105,364	9,498,577	7,835,009

Operating expenses:
Research and development	499,806	415,958	1,930,228	1,537,812
Sales and marketing	801,588	723,573	3,244,347	2,620,829
General and administrative	225,938	212,355	880,637	744,898
Amortization of intangibles	42,698	32,932	175,244	91,101
Total operating expenses	1,570,030	1,384,818	6,230,456	4,994,640

Operating income	969,931	720,546	3,268,121	2,840,369

Non-operating income (expense):
Interest and other income (expense), net	18,879	9,657	42,255	39,536
Interest expense	(36,515)	(27,873)	(157,214)	(89,242)
Investment gains (losses), net	4,852	(3,113)	51,579	3,213
Total non-operating income (expense), net	(12,784)	(21,329)	(63,380)	(46,493)
Income before income taxes	957,147	699,217	3,204,741	2,793,876
Provision for income taxes	105,286	20,977	253,283	203,102
Net income	$851,861	$678,240	$2,951,458	$2,590,774
Basic net income per share	$1.76	$1.39	$6.07	$5.28
Shares used to compute basic net income per share	483,731	488,246	486,291	490,564
Diluted net income per share	$1.74	$1.37	$6.00	$5.20
Shares used to compute diluted net income per share	488,851	495,118	491,572	497,843
_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-K for fiscal year 2019 for additional information.

Condensed Consolidated Balance Sheets
(In thousands, except par value; unaudited)

	November 29, 2019 (*)	November 30, 2018
ASSETS

Current assets:
Cash and cash equivalents	$2,650,221	$1,642,775
Short-term investments	1,526,755	1,586,187
Trade receivables, net of allowances for doubtful accounts of $9,650 and $14,981, respectively	1,534,809	1,315,578
Prepaid expenses and other current assets	783,140	312,499
Total current assets	6,494,925	4,857,039

Property and equipment, net	1,293,015	1,075,072
Goodwill	10,691,199	10,581,048
Other intangibles, net	1,720,565	2,069,001
Other assets	562,696	186,522
Total assets	$20,762,400	$18,768,682

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$209,499	$186,258
Accrued expenses	1,398,548	1,163,185
Debt	3,149,343	—
Deferred revenue	3,377,986	2,915,974
Income taxes payable	55,562	35,709
Total current liabilities	8,190,938	4,301,126

Long-term liabilities:
Debt	988,924	4,124,800
Deferred revenue	122,727	137,630
Income taxes payable	616,102	644,101
Deferred income taxes	140,498	46,702
Other liabilities	173,056	152,209
Total liabilities	10,232,245	9,406,568

Stockholders’ equity:
Preferred stock, $0.0001 par value; 2,000 shares authorized	—	—
Common stock, $0.0001 par value	61	61
Additional paid-in-capital	6,504,800	5,685,337
Retained earnings	14,828,562	11,815,597
Accumulated other comprehensive income (loss)	(188,034)	(148,130)
Treasury stock, at cost (118,495 and 113,171, respectively), net of re-issuances	(10,615,234)	(7,990,751)
Total stockholders’ equity	10,530,155	9,362,114
Total liabilities and stockholders’ equity	$20,762,400	$18,768,682

_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-K for fiscal year 2019 for additional information.

Condensed Consolidated Statements of Cash Flows
(In thousands; unaudited)

	Three Months Ended
	November 29, 2019	November 30, 2018
Cash flows from operating activities:
Net income	$851,861	$678,240
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	183,692	106,720
Stock-based compensation	203,205	169,621
Unrealized losses (gains) on investments, net	(4,170)	3,908
Changes in deferred revenue	244,777	271,443
Changes in other operating assets and liabilities	(102,965)	(121,939)
Net cash provided by operating activities	1,376,400	1,107,993

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(85,462)	1,606,237
Purchases of property and equipment	(94,096)	(62,563)
Purchases and sales of long-term investments, intangibles and other assets, net	12,036	(1,211)
Acquisitions, net of cash acquired	(887)	(4,681,341)
Net cash used for investing activities	(168,409)	(3,138,878)

Cash flows from financing activities:
Purchases of treasury stock	(750,000)	(300,000)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(27,294)	(23,036)
Proceeds from debt issuance, net	—	2,248,342
Other financing activities, net	11,634	(575)
Net cash provided by (used for) financing activities	(765,660)	1,924,731
Effect of exchange rate changes on cash and cash equivalents	(1,157)	1,785
Net increase (decrease) in cash and cash equivalents	441,174	(104,369)
Cash and cash equivalents at beginning of period	2,209,047	1,747,144
Cash and cash equivalents at end of period	$2,650,221	$1,642,775

Non-GAAP Results
(In thousands, except per share data)
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended			Year Ended
	November 29, 2019 (*)	November 30, 2018	August 30, 2019 (*)	November 29, 2019 (*)	November 30, 2018
Operating income:

GAAP operating income	$969,931	$720,546	$853,812	$3,268,121	$2,840,369
Stock-based and deferred compensation expense	207,781	166,504	199,321	797,890	610,785
Amortization of intangibles	95,861	65,397	100,139	395,403	174,294
Non-GAAP operating income	$1,273,573	$952,447	$1,153,272	$4,461,414	$3,625,448

Net income:

GAAP net income	$851,861	$678,240	$792,763	$2,951,458	$2,590,774
Stock-based and deferred compensation expense	207,781	166,504	199,321	797,890	610,785
Amortization of intangibles	95,861	65,397	100,139	395,403	174,294
Investment (gains) losses, net	(4,852)	3,113	(3,653)	(51,579)	(3,213)
Income tax adjustments	(32,867)	(7,051)	(82,607)	(224,827)	(9,060)
Non-GAAP net income	$1,117,784	$906,203	$1,005,963	$3,868,345	$3,363,580

Diluted net income per share:

GAAP diluted net income per share	$1.74	$1.37	$1.61	$6.00	$5.20
Stock-based and deferred compensation expense	0.43	0.34	0.41	1.62	1.23
Amortization of intangibles	0.20	0.13	0.20	0.80	0.35
Investment (gains) losses, net	(0.01)	0.01	(0.01)	(0.10)	(0.01)
Income tax adjustments	(0.07)	(0.02)	(0.16)	(0.45)	(0.01)
Non-GAAP diluted net income per share	$2.29	$1.83	$2.05	$7.87	$6.76

Shares used in computing diluted net income per share	488,851	495,118	491,042	491,572	497,843

_________________________________________

*
Adobe adopted ASU No. 2014-09, Revenue from Contracts with Customers, using the modified retrospective method during the first quarter of fiscal 2019. Prior period results have not been restated to reflect this change in accounting standards. Refer to our Form 10-K for fiscal year 2019 for additional information.

Reconciliation of GAAP to Non-GAAP Financial Targets
(in millions, except per share data)

The following tables show Adobe's first quarter fiscal year 2020 financial targets reconciled to the non-GAAP financial targets included in this release.

First Quarter Fiscal 2020
Diluted net income per share:

GAAP diluted net income per share	$1.76
Stock-based and deferred compensation expense	0.46
Amortization of intangibles	0.19
Income tax adjustments	(0.18)
Non-GAAP diluted net income per share	$2.23

Shares used to compute diluted net income per share	489.0

First Quarter Fiscal 2020
Effective income tax rate:

GAAP effective income tax rate	5.0%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.6)
Income tax adjustments	8.0
Non-GAAP effective income tax rate	11.0%

The following table shows Adobe's annual fiscal year 2020 GAAP earnings per share target reconciled to the non-GAAP financial target included in this release.

Fiscal Year 2020
Diluted net income per share:

GAAP diluted net income per share	$7.40
Stock-based and deferred compensation expense	1.99
Amortization of intangibles	0.74
Income tax adjustments	(0.38)
Non-GAAP diluted net income per share	$9.75

Shares used to compute diluted net income per share	486.0

Use of Non-GAAP Financial Information

Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.

Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, restructuring and other charges, amortization of intangibles, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.